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       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
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                      FOR THE QUARTER ENDED MARCH 31, 2002
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                (Dollars in thousands, except per share amounts)
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                                                                      Historical                    Pro Forma
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                                                            FBR            FB          Adjustments        Consolidated
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

Revenues:
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   Investment banking:
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     Underwriting (Note 1a)                                $ 12,310            $ -      $ (4,016)         $ 8,294
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     Corporate finance (Note 1b)                             11,474              -           288           11,762
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     Investment gains                                           191              -             -              191
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   Institutional brokerage:
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     Principal transactions (Note 1c)                         7,058              -           171            7,229
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     Agency commissions                                       8,745              -             -            8,745
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   Asset management:
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     Base management fees (Note 1d)                           5,996              -        (1,149)           4,847
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     Incentive allocations and fees (Note 1d)                 1,783              -        (1,698)              85
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     Net investment income (loss) (Note 1e)                   6,022          7,215        (4,456)           8,781
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     Technology sector net investment and incentive loss     (1,099)             -             -           (1,099)
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   Dividends and other (Note 1f)                                641            826          (658)             809
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   Interest (Note 1g)                                         1,249         19,583        (5,794)          15,038
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     Total revenues                                          54,370         27,624       (17,312)          64,682
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   Interest expense (Note 1h)                                   370          6,635        (6,539)             466
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     Net revenues                                            54,000         20,989       (10,773)          64,216
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Expenses:
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   Compensation and benefits (Note 1i)                       31,319              -        (1,187)          30,132
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   Business development and professional services (Note 1i)   6,412            183          (391)           6,204
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   Clearing and brokerage fees                                  626              -             -              626
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   Occupancy and equipment                                    2,209              -             -            2,209
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   Communications                                             2,079              -             -            2,079
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   Other operating expenses (Note 1j)                         2,466          2,847        (2,847)           2,466
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     Total expenses                                          45,111          3,030        (4,425)          43,716
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   Net income (loss) before taxes and extraordinary gain      8,889         17,959        (6,348)          20,500
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   Income tax provision (Note 1k)                                 -             55           (55)               -
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   Net income (loss) before extraordinary gain              $ 8,889       $ 17,904      $ (6,293)        $ 20,500
--------------------------------------------------------============--=============-=============----=============---------
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   Basic earnings per share before extraordinary gain        $ 0.19         $ 1.46                         $ 0.25
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   Diluted earnings per share before extraordinary gain      $ 0.19         $ 1.46                         $ 0.25
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   Weighted average shares outstanding:
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     Basic (Note 1l)                                         45,663         12,268        37,321           82,984
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     Diluted (Note 1l)                                       46,171         12,289        37,397           83,568
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

                     Notes to Unaudited Condensed Pro Forma
            Consolidated Financial Statements For the Quarter Ended
                                 March 31, 2002
                             (Dollars in thousands)


(1) A summary of the unaudited condensed pro forma consolidated statements of operations adjustments to effect the merger, prepared in accordance with SEC Regulation S-X-Article 11, is as follows:

        (a) Underwriting -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's revenue generated from FBR Asset's secondary offerings of $4,016 for the three months ended March 31, 2002.

        (b) Corporate finance -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to reclassify to corporate finance revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of $288 for the three months ended March 31, 2002.

        (c) Principal transactions -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's broker-dealer trading losses generated from transactions involving FBR Asset common stock of $171 for the three months ended March 31, 2002.

        (d) Base management fees and incentive allocations and fees -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's base management and incentive fees earned pursuant to its management agreement with FBR Asset of $1,149 and $1,698, respectively for the three months ended March 31, 2002.

        (e) Net investment income -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's income derived from its equity investment in FBR Asset of $4,456 for the three months ended March 31, 2002.

        (f) Dividends and other -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to (1) eliminate FBR Group's dividend income earned from its broker-dealer trading inventory holdings of FBR Asset of $370 for the three months ended March 31, 2002, and (2) reclassify to corporate finance revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of $288 for the three months ended March 31, 2002.

        (g) Interest -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to record amortization of premiums created in purchase accounting due to the new cost basis of FBR Asset's mortgage-backed securities at the time of the merger of $5,794 for the three months ended March 31, 2002.

        The adjustments discussed above to record amortization of premiums established on FBR Asset's mortgage-backed securities have been prepared in accordance with SEC Regulation S-X -- Article 11. These adjustments, however, do not correspond to the mortgage-backed securities balances during the historical periods but are reflective of amortization that would be recorded in the future considering the March 31, 2003 value of FBR Asset's mortgage-backed securities portfolio. In purchase accounting, the March 31, 2003 unrealized gain on these FBR Asset securities contained in other comprehensive income was eliminated and a new cost basis established. In this case, the unrealized gain creates a premium that will be amortized over the remaining lives of the applicable March 31, 2003 mortgage-backed securities. The adjustments in the pro forma financial statements reflect the amortization of this premium created in purchase accounting calculated based on the application of the effective interest method for recognizing interest income and includes management's assumptions with respect to prepayment speeds as of March 31, 2003 as required by SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases." The total additional premium established based on the March 31, 2003 balance sheet is $46,850 and based upon prepayment speeds as of March 31, 2003 substantially all would be amortized over approximately three and a half years.

        (h) Interest expense -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect interest adjustments created in purchase accounting related to FBR Asset's interest rate swaps as of March 31, 2003 of $6,539 for the three months ended March 31, 2002.

    These interest rate swaps are cash flow hedges of the debt recorded on the balance sheet used to finance the mortgage-backed securities and convert a portion of the variable interest rate borrowings to a fixed interest rate. In purchase accounting, the March 31, 2003 unrealized loss on these FBR Asset derivatives of approximately $10,480 contained in other comprehensive income was eliminated. In this case, the unrealized loss created a credit balance (i.e., a day-one value of the derivatives) which is recorded as a liability on the balance sheet. The day-one value of the interest rate swaps recorded as a liability reestablishes the market rate of interest on the derivatives and reduces the fixed rate of interest expense over the remaining lives of the derivatives, which range from four months to sixteen months. These adjustments are based upon the fair value of the instruments and market rates as of March 31, 2003 using the effective interest method.

        (i) Compensation and benefits and business development and professional services -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's expenses incurred as a result of FBR Asset's secondary equity offerings.

        (j) Other operating expenses -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate base management and incentive fees payable by FBR Asset to FBR Group.

        (k) Income tax provision (benefit) -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to present the tax provision of the combined entity's taxable REIT subsidiaries based on the effective tax rate of these subsidiaries during the period.

        (l) Basic and diluted weighted average shares outstanding -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect the conversion of historical FBR Asset shares not owned by FBR Group based on the 3.65 exchange ratio.